Exhibit 99.1

1 February 23, 2012 Consumer Analyst Group of New York Conference
2 Chairman, President and Chief Executive Officer Murray S. Kessler
3 Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect", "intend", "plan", "anticipate", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.'s various filings with the Securities and Exchange Commission ("SEC"). These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well. Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based. This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.'s statutory forward-looking- statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.'s Form 10-K and Form 10-Q filings with the SEC.
Regulation G Compliance You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted Operating Income, Adjusted Net Income and Adjusted Earnings Per Share may be discussed. These measures should not be considered an alternative to operating income, net income, earnings per share, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these measures with the most comparable GAAP measures. 4
5 Who is Lorillard?
Lorillard is the #3 Tobacco Company in the U.S. Source: Company filings. As of full year ended 12/31/2011. 6 Enterprise Value Operating Income Net Income Net Sales B B B B
With the #2 Cigarette Brand in the U.S. 7 Newport Share of the U.S. Cigarette Market Over $10 Billion in Retail Sales Source: Lorillard proprietary retail database ("EXCEL"). As of full year ended 12/31/2011.
Which is the #1 Menthol Brand in the U.S. 8 Newport Share of the U.S. Menthol Cigarette Market Other Lorillard Source: Lorillard proprietary retail database ("EXCEL"). As of 12/31/2011.
9 Newport is One of the Strongest Brands In the U.S. Consumer Products Category Net Promoter Score Newport Cigarettes Average Cigars Average Chewing Gum Average Breath Mint Average Overall CPG Average Coffee Average Beverage Average Source: 2010 Lorillard Adult Consumer Survey and research company benchmarks.
10 Also, the Marketer of a Leading and Fast- Growing Discount Brand with Maverick Maverick Unit Volume Trends Highly Incremental Profitable Increased Merchandising Presence Source: Management Science Associates, Inc. domestic shipment data and Lorillard proprietary retail database ("EXCEL"). +38% CAGR 7% Share Of Discount
11 Lorillard Brands Consistently Gain Market Share - Nine Consecutive Years Lorillard Retail Market Share Source: Lorillard proprietary retail database ("EXCEL"). 14.1%
During 2011, Lorillard Gained Share In Every Market Segment 12 Source: Lorillard proprietary retail database ("EXCEL"). Gains in share points, as of full year ended 12/31/2011.
= Market Share Gain And Gained Share in 48 out of 50 States 2011 Lorillard Market Share Growth by State 13 Source: Lorillard proprietary retail database ("EXCEL"). As of full year ended 12/31/2011.
Lorillard Operates With a Lean Cost Structure Controllable Costs per Pack* 2009-2011 Source: Morgan Stanley Research, Lorillard research note dated 2/9/2012; Company data. * Controllable costs per pack, including corporate expense. PM USA = Philip Morris USA; RJR = RJ Reynolds Tobacco Company 14
And Lorillard Prides Itself in Returning Cash To Shareholders Cash Returned to Shareholders Since June 2008 Spin-out -24% +68% Total Shares Outstanding Annualized Dividend Per Share Millions of Shares Source: Lorillard filings. $3.6 Billion in Repurchases 70% - 75% Payout Target 15
This All Adds Up to the Lorillard Business Model Industry Leading Fundamentals Lean Cost Structure Focus on Returning Cash to Shareholders Consistent Delivery of a Double Digit Total Shareholder Return Over the Long-Term 16
Source: Lorillard filings. * Adjusted operating income and adjusted earnings per share in 2011 excludes the favorable impact from RAI's adoption of mark-to-market pension accounting on Lorillard's tobacco settlement expense. See Appendix A for reconciliation between adjusted and reported results. Which Has Consistently Delivered Profitable Growth $ Billions +7.8% 2006 2007 2008 2009 2010 2011 Operating Income 1.2 1.3 1.4 1.5 1.7 1.9 Adjusted Operating Income* $ Billions +8.5% +10.7% Compound Annual Growth Rates 2006-2011 17
18 Including the Record Year We Just Concluded Net Sales Adjusted Operating Income* Adjusted Net Income* Adjusted Earnings Per Share* $5,932 1,725 $1,029 $6.78 $6,466 1,867 $1,101 $7.88 2010 2011 % Change +9.0% +8.2% +7.0% +16.2% (Amounts in millions, except per share data) Source: Lorillard filings. * Adjusted operating income and adjusted earnings per share in 2011 excludes the favorable impact from RAI's adoption of mark-to-market pension accounting on Lorillard's tobacco settlement expense. See Appendix A for reconciliation between adjusted and reported results.
19 Lorillard EPS Growth Compares Favorably To Benchmarks 2011 Adjusted Earnings Per Share Growth Source: Bloomberg. Based on S&P 500 index and sub-industry indexes: Beverages, Packaged Food, and Household Products. Other US Tobacco includes Altria Group and Reynolds American. See Appendix A for reconciliation between adjusted and reported results.
20 Including the Dividend, 2011 Total Shareholder Return* Exceeded 20% 2011 Adjusted EPS Growth plus Dividend Yield * Total Shareholder Return = EPS Growth plus dividend yield; as of 12/31/2011. Source: Bloomberg. Based on S&P 500 index and sub-industry indexes: Beverages, Household Products, and Packaged Food. Other US Tobacco includes Altria Group and Reynolds American. See Appendix A for reconciliation between adjusted and reported results. . 20.8% 14.5% 12.6% 9.0% 7.9% 7.6%
As a Result of this Proven Track Record, Lorillard Has Outperformed the S&P 500 Over the Past 10 Years Source: Bloomberg. From Carolina Group IPO on 1/31/2002 through 12/31/2011. +307.2% +11.3% Prices Indexed to 100 21
With an Especially Strong Stock Performance In 2011 22 2011 Stock Price Appreciation Source: Bloomberg. As of 12/31/2011. (1) Based on a simple average of the 28 presenting companies at CAGNY 2012.
23 Two Key Questions Determine Future Value Creation Potential Are the strong fundamentals of the last decade sustainable? What is the regulatory risk associated with the FDA's ongoing menthol review?
24 Strategic Assessment Conducted in 2010-2011 Indicates Business Model is Sustainable Strategic Review Shareholder Input Met with 60% of active shareholders Customer Input NACS AWMA Key Customers Regulator Input Political Leaders Director of CTP Employee Input Lorillard Organizational Survey Consumer Input Proprietary survey Ongoing consumer panels Analytics Retail pricing trends Segment analysis Competitive analysis Secondary research
25 Identified Expanded Lorillard Vision
To be Executed Via a Three-Prong Strategy State-by-State Promotion Strategy Consistent Advertising - "Newport Pleasure" Superior Product 26 New Product Development Regulatory Compliance Direct Mail Cigarettes First Successful Launch of Newport Non-Menthol Select Geographic Expansion of Newport Menthol Promotions Pursue Close-In Adjacencies Build out Process and Capabilities Protect and Grow the Core Three-Prong Strategy
27 Lorillard's Focused Approach is Key to the Core Product offerings by Company Source: Lorillard proprietary retail database ("EXCEL") - based on products sold in Q4 2011. 43 205 198 Newport Maverick Other Marlboro Basic L&M Other Camel Doral GPC Monarch Pall Mall Other
28 At Our Core is Full-Flavor Menthol in Key Geographies FF NFF Menthol Non-Menthol FF NFF Flavor Strength Flavor Type Price Category Premium Full Flavor Menthol 30B Total Units Newport Share: 74% Premium Non-Full Flavor Menthol 11B Total Units Newport Share: 16% Premium Full Flavor Non-menthol 18B Total Units Premium Non-Full Flavor Non-Menthol 40B Total Units Discount 76B Units Discount (all segments) Premium 16B Units Newport Share: 42% 9B Units Newport Share: 3% 30B Units 51B Units Maverick Share: 7% 2011 Total: 281B Units Core Markets Non-Core Markets Source: Lorillard proprietary retail database ("EXCEL").
Newport's Relevance Among Young Adult Smokers Bodes Well for the Future of Our Core 2006 2007 2008 2009 2010 East 17 19.3 18.9 19.9 20.8 Source: National Survey on Drug Use and Health (NSDUH) 2006-2010 Newport Adult Smokers Age 18-25 Market Share 29
30 Relevance Traces to a Strong and Well Supported Consumer Franchise Priced Competitively 40-year Campaign Consumer-preferred Product
Major Progress Made in Building Process And Capabilities Round-the-clock manufacturing implemented to accommodate growth and improve efficiency Stage & gate new product process implemented to pursue adjacency opportunities Compliance organization established to meet requirements of FDA regulation External affairs expanded to protect Lorillard's freedom to operate Strengthened organization with key new hires 31
Allowing Us to Pursue Close-In Adjacencies Identified in Strategic Assessment - "Pure Cigarette Play" 32 15.35 B Packs/Cans Source: Lorillard proprietary retail database ("EXCEL"). Altria RJR Others 91.6% 8.1% 0.3% 2011 U.S. Cigarette Market Segmentation
33 Starting with Regional Expansion of Promotional Support on Newport Menthol Newport Geographic Expansion Markets Wave I (2 states) Wave II (2 states) Average Payback of approximately 15 months or less Pre- 12 mos. Post- 12 mos. Pre - 12 months Post - 7 months Source: Lorillard proprietary retail database ("EXCEL") as of 12/31/2011. Wave III (4 states) Following 5 mos. Pre- 12 mos. Post- 12 mos. Following 5 mos. Retail Unit Volume Change
34 And the Successful Launch of Newport Non- Menthol
35 Source: Lorillard Newport Non-Menthol Source of Business Survey, February & April 2011 Which Has Made a Meaningful Contribution in Its First Year Just Under a 1% Share in Year 1 90% Incremental to Newport 74% Sourced from Premium Brands 96% Positive Future Purchase Intent
Combined, Strategic Initiatives Accelerated Growth in 2011 2005 - 2010 5 Year CAGR 2011 Source: Management Science Associates, Inc. domestic shipment data. Total Lorillard Domestic Cigarette Sales Volume 36
In Total, New Initiatives Contributed More than 80% of Our Volume Growth in 2011 Source: Management Science Associates, Inc. domestic shipment data. Strategic Initiatives Other 2.6 Billion Units 37
Strategic Investments Not Undermining Margins or Pricing Realization Lorillard Adjusted Gross Profit Margin 2011 Pricing Realization 38
39 Question 1 Are the strong fundamentals of the last decade sustainable? Yes - Lorillard believes it will continue to outperform industry peers
Company Does Not Believe FDA Menthol Review Will Undermine Lorillard Growth Strategy TPSAC non-binding report and recommendations presented to FDA - March 2011 FDA currently finalizing an independent assessment of the existing science The best available scientific evidence does not support an assertion that menthol in cigarettes negatively or disproportionately impacts the public health The Company believes the FDA review of menthol will be a long process 40 FDA Menthol Review Status
41 41 41 41 Black Market will be significant Counterfeit cigarettes with unknown ingredients Self-mentholation Increased youth access $10 Billion Lost government revenue American jobs at risk American jobs at risk Unintended Consequences Must Be Considered
Prohibition is the Closest Analogy There is little doubt that Prohibition failed to achieve what it set out to do, and that its unintended consequences were far more far reaching than its few benefits. The ultimate lesson is two-fold. Watch out for solutions that end up worse than the problems they set out to solve, and remember that the Constitution is no place for experiments, noble or otherwise. By Michael Lerner, historian - from "Unintended Consequences" area of PBS.org website on Ken Burns documentary "Prohibition" 42
Full Review Including Industry Report on Menthol Available www.understandingmenthol.com 43
44 Question 2 What is the regulatory risk associated with the FDA's ongoing menthol review? - Headline risk is a possibility in the short-term - Disproportionate regulation unjustified - Science is on the side of the Company
45 In Summary, Lorillard is Well-Positioned For Continued Outperformance Based on the Belief: We will continue to deliver industry-leading fundamentals as we execute our strategic plan, Stability of the core & adjacent growth through strategic initiatives A positive pricing environment Continued tight cost control FDA review of menthol will be a long-term process and science is on the Company's side, And, excess cash will be returned to shareholders.
Our Objective: Consistently Deliver a Double-digit Shareholder Return Over the Long-term EPS Growth Dividend Yield Shareholder Return = EPS Growth plus dividend yield 46
Questions Murray S. Kessler Chairman, President and Chief Executive Officer David H. Taylor Executive Vice President and Chief Financial Officer Ronald S. Milstein Executive Vice President and General Counsel 47
48 Appendix A Regulation G Reconciliations Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results (Amounts in millions, except per share data) (Unaudited) Three months ended December 31, 2011 Gross Profit Operating Income Net Income Diluted EPS Reported (GAAP) results $638 $530 $310 $2.32 GAAP results include the following: Impact of RAI mark-to-market adjustments on Lorillard's tobacco settlement expense included in cost of sales (25) (25) (15) (0.12) Adjusted (Non-GAAP) results $613 $505 $295 $2.20 Year ended December 31, 2011 Gross Profit Operating Income Net Income Diluted EPS Reported (GAAP) results $2,343 $1,892 $1,116 $7.99 GAAP results include the following: Impact of RAI mark-to-market adjustments on Lorillard's tobacco settlement expense included in cost of sales (25) (25) (15) (0.11) Adjusted (Non-GAAP) results $2,318 $1,867 $1,101 $7.88
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